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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 28, 2004
                Date of report (date of earliest event reported)



                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-21485                                          38-3306717
         -------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

                    5225 AUTO CLUB DRIVE, DEARBORN, MI 48126
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 386-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


               (17570 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48076) (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 28, 2004, Superior Consultant Holdings Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The Company's earnings release contains non-GAAP financial measures. The earnings release presents revenues and operating expenses adjusted to exclude out-of-pocket reimbursements. The Company's management believes excluding out-of-pocket reimbursements, although a non-GAAP financial measure, provides investors a better comparison from period to period by removing the impact of fluctuations in out-of-pocket reimbursements that do not reflect on operating performance.

     The earnings release also presents earnings before interest, taxes, depreciation and amortization, or EBITDA. The Company's management believes that EBITDA, although a non-GAAP financial measure, is useful for investors because it is a widely understood tool that assists investors in evaluating current operating performance of a business.

     The earnings release also presents second quarter 2004 operating expenses, net earnings, and net earnings per diluted share adjusted to exclude our loss on the sale of a building. The Company's management believes these non-GAAP financial measures are useful to investors because they offer a better comparison of operating results from the most recently completed quarter to results from the fiscal quarter ended June 30, 2004, and the fiscal quarter ended September 30, 2003, with the item not present in the previous quarter, and because they provide consistency with the format by which management internally assesses the Company's performance.

     Investors should use these non-GAAP financial measures in addition to, and not in replacement of, the GAAP financial measures presented in the Company's earnings release. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release.

     The information in this Form 8-K and the exhibit attached hereto is being furnished in accordance with the requirements of the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information also shall not be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit furnished in accordance with the provisions of Item 601 of Regulation S-K.

     Exhibit 99.1 Press Release, dated October 28, 2004, issued by Superior Consultant Holdings Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPERIOR CONSULTANT HOLDINGS CORPORATION



Date: October 29, 2004                  By:  /s/ Richard D. Helppie, Jr.
                                             ----------------------------------
                                             Richard D. Helppie, Jr.
                                             Chief Executive Officer


























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EXHIBIT INDEX

   EXHIBIT
   NUMBER                             DESCRIPTION

    99.1 Press Release, dated October 28, 2004, issued by Superior Consultant Holdings Corporation












































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